UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

April 28, 2010

ATLANTIC GREEN POWER HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-143352 (Commission File Number)	20-8901634 (IRS Employer Identification Number)
Bayport One Suite 455 8025 Black Horse Pike West Atlantic City, New Jersey 08232 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (609) 241-6027

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange A (17 CFR 240.14d-2(b))
      ☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On April 28, 2010, Atlantic Green Power Holding Company (the “Company”) dismissed M&K CPAs, PLLC (“M&K”) as the Company’s independent registered public accounting firm and engaged Li & Company, PC (“Li & Company”) as the Company’s independent registered public accounting firm.  Li & Company had served as the independent registered public accounting firm for the Company’s subsidiary, Atlantic Green Power Corporation (“Atlantic”), prior to the consummation of the share exchange between Atlantic and Lodestar Mining, Incorporated, the predecessor of the Company.  The decision to dismiss M&K and to engage Li & Company was approved by the board of directors of the Company.

Prior to engaging Li & Company, the Company did not consult with Li & Company regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Li & Company on the Company’s financial statements, and Li & Company did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.  The Company provided Li & Company with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), with an opportunity to furnish the Company with a letter addressed to the SEC containing any new information or clarification of the disclosures contained herein insofar as they relate to Li & Company.  Li & Company declined to furnish the Company with such a letter and expressed its agreement with the disclosures contained herein insofar as they relate to Li & Company.

The reports of independent registered public accounting firm of M&K regarding the Company’s financial statements for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and 2008, and during the interim period from the end of the most recently completed fiscal year through April 28, 2010, the date of dismissal, the Company did not have any disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused M&K to make reference to such disagreement in its reports.

The Company provided M&K with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that M&K furnish the Company with a letter addressed to the SEC stating whether M&K agrees with above statements insofar as they relate to M&K and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated May 3, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from M&K CPAs, PLLC to the Securities and Exchange Commission, dated May 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC GREEN POWER HOLDING COMPANY
(Registrant)

	By:	/s/ Robert Demos, Jr.
Robert Demos, Jr.
President and Chief Executive Officer

Date: May 4, 2010

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from M&K CPAs, PLLC to the Securities and Exchange Commission, dated May 3, 2010.